For period ending
December 31, 2012
Exhibit 77O
File number
811-21328
Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
SMA Relationship Trust - Series S
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
ServiceNow Inc.
2. Date of Purchase:
06/28/2012
3. Date Offering Commenced:
06/28/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
42,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
11,650,000 shares
8. Purchased price (net of fees and expenses):
$18.000
9. Initial public offering prices:
$18.000
10. Commission, spread or profit:
$.756
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Vikram Kalira

Date:
July 9, 2012
Print Name:
Vikram Kalira

For period ending
December 31, 2012
Exhibit 77O
File number
811-21328
Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
SMA Relationship Trust - Series S
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Infoblox Inc.
2. Date of Purchase:
04/19/2012
3. Date Offering Commenced:
04/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
102,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
7,500,000 shares
8. Purchased price (net of fees and expenses):
$16.000
9. Initial public offering prices:
$16.000
10. Commission, spread or profit:
$1.12
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Jim Malles

Date:
April 23, 2012
Print Name:
Jim Malles

For period ending
December 31, 2012
Exhibit 77O
File number
811-21328
Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
SMA Relationship Trust - Series S
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Infoblox Inc.
2. Date of Purchase:
04/19/2012
3. Date Offering Commenced:
04/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
102,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
7,500,000 shares
8. Purchased price (net of fees and expenses):
$16.000
9. Initial public offering prices:
$16.000
10. Commission, spread or profit:
$1.12
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Jim Malles

Date:
April 23, 2012
Print Name:
Jim Malles

For period ending
December 31, 2012
Exhibit 77O
File number
811-21328
Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
SMA Relationship Trust - Series S
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Splunk Inc.
2. Date of Purchase:
04/19/2012
3. Date Offering Commenced:
04/19/2012

4. Underwriter(s) from whom purchased:
Morgan Stanley & Co., Pacific Crest
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
151,500 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
13,500,000 shares
8. Purchased price (net of fees and expenses):
$17.000
9. Initial public offering prices:
$17.000
10. Commission, spread or profit:
$1.19
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Jim Malles

Date:
April 23, 2012
Print Name:
Jim Malles

For period ending
December 31, 2012
Exhibit 77O
File number
811-21328
Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
SMA Relationship Trust - Series T
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Oneok Parters, L.P. 3.375% due 10/01/2022
2. Date of Purchase:
09/10/2012
3. Date Offering Commenced:
09/10/2012

4. Underwriter(s) from whom purchased:
Royal Bank of Scotland
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$12,951,730 firmwide
7. Aggregate principal amount or total number of shares of offering:
$896,184,000.00
8. Purchased price (net of fees and expenses):
$99.576
9. Initial public offering prices:
$99.576
10. Commission, spread or profit:
0.6%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Ryan Raymond

Date:
09/20/2012
Print Name:
Ryan Raymond

SMA Relationship Trust